Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA
In Re:		CHAPTER 11 (BUSINESS)
	FirstFed Financial Corp
		Case Number:	2:10-bk-12927-ER
		Operating Report Number:	27
	Debtor(s).	For the Month Ending:	March 31, 2012
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			278,570.55

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			1,700,581.93
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			2,423,749.16

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing
	General Sales
	**Other-Insurance Refund	70.31

	TOTAL RECEIPTS THIS PERIOD:		70.31

	5. BALANCE:		2,423,819.47

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00
	Disbursements (from page 2)	115,937.95

	TOTAL DISBURSEMENTS THIS PERIOD:***		115,937.95

7. ENDING BALANCE:			2,307,881.52

8.	General Account Number(s):	XXXXXXXXXX
		Union Bank
	Depository Name & Location:	445 South Figueroa
		Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD
Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/6/2012	1179	RR Donnelly	SEC 8-K (Feb-12)		1,689.00	1,689.00
3/8/2012	1180	Carl W McKinzie	Professional Svcs. (Mar-12)		16,000.00	16,000.00
3/8/2012	1181	Landau, Gottfried & Beger, LLP	Legal-Bankruptcy Counsel (Dec-11)		11,582.40	11,582.40
3/14/2012	1182	Landau, Gottfried & Beger, LLP	Legal-Bankruptcy Counsel (Jan-12)		34,524.53	34,524.53
3/14/2012	1183	Chris Damore	Accounting Svcs (Mar-12)		382.50	382.50
3/14/2012	1184	Manatt, Phelps & Phillips, LLP	Legal-Special Counsel (Jan-12)		13,203.76	13,203.76
3/15/2012	1185	VOID			—	—
3/15/2012	EFT	Franchise Tax Board	2011 CA Franchise Tax Fee		800.00	800.00
3/23/2012	1186	Crowe Horwath	Professional Accounting Service (Oct-11 to Jan-12)		35,817.23	35,817.23
3/26/2012	EFT	Union Bank	Bank Fees		54.52	54.52
3/28/2012	1187	Riordon, Lewis & Haden	Rent (Apr-12)		1,500.00	1,500.00
3/28/2012	1188	Registrar & Transfer	Stock Registrar Fees (Mar-12)		384.01	384.01

			TOTAL DISBURSEMENTS THIS PERIOD:	—	115,937.95	115,937.95

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION
Bank statement Date:	3/31/2012	Balance on Statement:	$2,309,765.53

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1187	3/28/2012	1,500.00
1188	3/28/2012	384.01

TOTAL OUTSTANDING CHECKS:			1,884.01

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,307,881.52

* It is acceptable to replace this form with a similar form			0.00
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		451,363.89
ACCOUNT REPORTS

3. BEGINNING BALANCE:		48,636.11

4. RECEIPTS DURING CURRENT PERIOD:

5. BALANCE:		48,636.11

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:		48,636.11

8.	PAYROLL Account Number(s):
		XXXXXXXXXX
	Depository Name & Location:	Union Bank
		445 South Figueroa
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2012	Balance on Statement:	$48,636.11

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$48,636.11

* It is acceptable to replace this form with a similar form			0.00
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:		10,000.00

4. RECEIPTS DURING CURRENT PERIOD:

5. BALANCE:		10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	XXXXXXXXXX
		Union Bank
	Depository Name & Location:	445 South Figueroa
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2012	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	General Account:	2,307,881.52
	Payroll Account:	48,636.11
	Tax Account:	10,000.00
*Other Accounts:

*Other Monies:
	**Petty Cash (see below):	0.00

TOTAL CASH AVAILABLE:			2,366,517.63

Petty Cash Transactions:
Date	Purpose	Amount
	Opening balance	0.00

TOTAL PETTY CASH TRANSACTIONS:			0.00

ENDING PETTY CASH			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor*	monthly	$0.00	0	0.00
Premier Business Centers**	monthly	$0.00	0	0.00
Riordon, Lewis & Haden ***	monthly	$1,500.00	0	0.00

			TOTAL DUE:	0.00

*	FirstFed Financial Corp. vacated offices managed by Regus Mgt. on 06/22/10.
**	FirstFed Financial Corp vacated offices managed by Premier Business Centers prior to 09/30/10.
***	FirstFed Financial Corp entered into a new lease agreement effective 10/01/10.

The offices are managed by Riordan, Lewis & Haden.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:			0.00
Total Wages Paid:			0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding*
State Withholding*
FICA- Employer’s Share*
FICA- Employee’s Share*
Federal Unemployment*
Sales and Use
Real Property
Other-Delaware Franchise**	0.00	0.00

TOTAL:	0.00	0.00

* Amounts paid through the payroll account. See “Total Disbursements from Payroll Account Current Period”
** It has been determined that prior year tax liabilities have been applied to tax receivable due from the State of Delaware.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	6,177.00	0.00	0.00
		31 - 60 days	0.00	0.00	0.00
		61 - 90 days	0.00	0.00	0.00
		91 - 120 days	0.00	0.00	0.00
		Over 120 days	0.00	113,650.00	0.00

		TOTAL:	6,177.00	113,650.00	0.00

Delaware receivable of $124,600 has been adjusted down to $118,250 after acceptance of change in methodology from the authorized share method to the capital method (using gross assets). The receivable was further reduced by $4,600 due to the 2011 Delaware Franchise Tax and fiing fee resulting in a balance due of $113,650.

V. INSURANCE COVERAGE

	Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		Hartford	1,000,000.00	1/11/2012	1/11/2013
Worker’s Compensation		No employees
Casualty		None
Vehicle		None
The Debtor also maintains directors and officers liability coverage purchased pre-petition for the 2009/2010 coverage year and an extended reporting period for the policies covering the 2008/2009 coverage year also purchased pre-petition. The extended reporting period expired on October 22, 2010.

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
30-Jun-2010	157,114.39	1,625.00	20-Jul-2010	1,625.00	0.00
30-Sep-2010	89,586.25	975.00	12-Oct-2010	975.00	0.00
31-Dec-2010	333,124.03	4,875.00	10-Jan-2011	4,875.00	0.00
31-Mar-2011	378,812.38	4,875.00	27-Apr-2011	4,875.00	0.00
30-Jun-2011	173,135.33	1,625.00	25-Jul-2011	1,625.00	0.00
30-Sep-2011	229,206.02	1,950.00	26-Oct-2011	1,950.00	0.00
31-Dec-2011	250,827.80	1,950.00	24-Jan-2012	1,950.00	0.00
31-Mar-2012	458,817.09	4,875.00			4,875.00

		23,725.00		18,850.00	4,875.00

*  Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***

Babette Heimbuch	**	$20,000/ month	0.00
Vikas Arora	**	$17,500/ month	0.00
Brenda Battey	***	$20,000/month	0.00
Brian Argrett	****	$10,000/month	0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
** Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
*** Ms. Heimbuch and Mr. Arora no longer work for the Debtor. Ms. Battey works periodically for the Debtor at a rate of $150.00 per hour.

****   Notice of Insider Compensation for Brian Argrett was filed and served on the UST and other necessary parties on June 10, 2010; no objections were filed. Mr, Argrett was engaged by the Debtor upon the resignation of Ms. Heimbuch to provide Debtor with a second officer (i.e. Corporate Secretary) and to serve as its then Chief Executive Officer. Mr Argrett resigned as Corporate Secretary and as an employee effective 12/31/2011.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	—	—
Less: Returns/Discounts	—	—

Net Sales/Revenue	—	—

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)
Operating Expenses:
Payroll - Insiders	—	416,153.85
Payroll - Other Employees	—	—
Payroll Taxes	—	33,141.16
Other Taxes (Itemize)	—	—
Legal & Professional-Special Counsel *	13,203.76	465,912.79
Legal & Professional-Bankruptcy Counsel **	46,106.93	766,646.79
Legal & Professional-Administration ***	16,000.00	344,000.00
Legal & Professional-Accounting & Auditing ****	36,072.23	560,422.90
Legal & Professional-Other *****	—	50,000.00
Depreciation and Amortization	24.00	648.00
Rent Expense - Real Property	1,500.00	40,257.79
Lease Expense - Personal Property	—	—
Insurance	34.42	3,223.26
Real Property Taxes	—	—
Telephone and Utilities	—	1,194.20
IT Expenses	—	371.00
Travel and Entertainment (Itemize)
Parking & Mileage	—	1,320.75
Miscellaneous Operating Expenses (Itemize)
Stock registrar fees	384.01	14,691.40
Delaware & Calif filing fees & franchise tax	800.00	13,614.27
Indentured Trustee Expenses	—	600.00
SEC 8K fees	1,047.00	24,563.00
Relocation Expenses	—	1,605.88
CSC fee for Delaware representation	—	727.00
US Trustee fees accrued	1,625.00	23,725.00
Office Supplies	—	347.86
Postage & Courier	—	203.28
Document Management	—	12,869.20
Payroll Processing Fees	—	2,068.88
Banking Fees	54.52	68.66

Total Operating Expenses	116,851.87	2,778,376.92

Net Gain/(Loss) from Operations	(116,851.87)	(2,778,376.92)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)

Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Other (Itemize)

Total Non-Operating Expenses	—	—

NET INCOME/(LOSS)	(116,851.87)	(2,778,376.92)

(Attach exhibit listing all itemizations required above)

IX. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

Footnotes:

*	Special counsel Manatt, Phelps & Phillips, LLP were paid pre-petition an initial retainer of $300,000. No Pre-petition fees and costs credited were used against the retainer. A $300,000 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and expenses incurred between the filing date and Mar-2011 were $304,574.92 exhausting the retainer. Pending court approval, $15,056.34 in fees for February and March 2012 have been incurred but not accrued. Additionally, $41,365.14 unpaid fees for March 2011 through January 2012 representing the 20% withheld amount per the Knudsen Order remain unpaid. See Footnote ** on Schedule X - Balance Sheet.
**	Bankruptcy counsel Landau, Gottfried & Berger, LLP were paid pre-petition an initial retainer of $250,000. Pre-petition fees and costs credited against the retainer were $50,810.31 leaving a remaining retainer of $199,189.69 as of the filing date. A $199,189.69 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and fees from the filing date until August 2010 were $210,461.44 exhausting the remaining retainer. Pending court approval, $132,878.13 in fees for February and March 2012 have been incurred but not accrued. Additionally, $138,108.67 in unpaid fees for August 2010 through January 2012 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X - Balance Sheet.
***	June and July Professional fees totaling $40,000 for Delta Corps, Inc., hiring Donald Pelgrim as Chief Administrative Officer, were paid after approval for payment by the Bankruptcy court. September 2010 through March 2012 professional fees of $380,000 for Carl McKinzie as Chief Executive Officer were incurred. $304,000 was paid after approval for payment by the Bankruptcy Court.
****	Accounting & Auditing Professional fees in the amount of $13,356 for Hutchinson & Bloodgood, LLP were incurred and unpaid pending approval of the fee statement from Bankruptcy court. Hutchinson & Bloodgood is no longer providing services to the Debtor.
****	The Debtor engaged Crowe Horwath, LLP for assistance with various tax matters including a 2008 federal tax audit and the filing of the 2009 tax returns. May 2010 through January 2012 costs and professional fees of $548,354.15 for Crowe Horwath’s engagement were paid after court approval, Pending court approval $42,360.56 in costs and fees for February and March 2012 have been incurred but not accrued. Additionally, $135,798.40 in unpaid fees for May 2010 through January 2012 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X -Balance Sheet.
*****	In June, the Debtor engaged the firm of Rus Miliband & Smith, LLP to investigate potential claims which may be brought by the Debtor. The initial engagement was on an hourly basis with a $50,000 cap. An application for employment was submitted and approved by the bankruptcy court. This amount has been fully utlized by Rus Miliband & Smith, LLP.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:
Unrestricted Cash	2,366,517.63

Restricted Cash
Accounts Receivable (Itemized, see below)*	113,650.00
Inventory
Notes Receivable
Prepaid Expenses (Rent)	1,500.00
Prepaid Expense-Legal Special Counsel	—
Prepaid Expense-Legal Bankruptcy Counsel	—
Prepaid Expense-Other Legal Counsel	—
Prepaid-Other	309.74
Total Current Assets		2,481,977.37

Property, Plant, and Equipment	875.00
Accumulated Depreciation/Depletion	648.00
Net Property, Plant, and Equipment		227.00

Other Assets (Net of Amortization):
Due from Insiders
Other (Rent Deposits)	2,912.00
Total Other Assets		2,912.00

TOTAL ASSETS		2,485,116.37

LIABILITIES
Post-petition Liabilities:
Accounts Payable (Itemized, see below)**	6,177.00
Taxes Payable
Notes Payable
Professional fees
Secured Debt
Other (Itemize)
Total Post-petition Liabilities		6,177.00

Pre-petition Liabilities:
Secured Liabilities
Priority Liabilities
Unsecured Liabilities***	159,617,187.50
Other (Itemized, see below)****	1,521.21
Total Pre-petition Liabilities		159,618,708.71

TOTAL LIABILITIES		159,624,885.71

EQUITY:
1 Pre-petition Owners’ Equity (original amount)	(155,177,680.00)
2 Direct Charges to Equity (Itemized, see below)*****	816,287.58
3 Post-petition Profit/(Loss)	(2,778,376.92)
TOTAL EQUITY		(157,139,769.34)

TOTAL LIABILITIES & EQUITY		2,485,116.37

		(0.00)

* Itemization of Accounts Receivable:
Delaware Franchise Tax Refund Due (prior years)	113,650.00

Total	113,650.00

**Itemization of Post-Petition Liabilities:
Christopher Damore (Accounting Svcs-MOR Prep)	255.00
RR Donnelly	1,047.00
U.S. Quarterly Trustee Fees	4,875.00

subtotal	6,177.00

**Not included in the above table are the following incured and unpaid amount that are pending Bankruptcy Court approval:
Carl McKinzie (Chief Executive Officer)	76,000.00
Hutchinson & Bloodgood, LLP (accounting & auditing)	13,356.00
Crowe Horwath, LLP (accounting & audit)	243,536.81
Landau, Gottfried, & Berger, LLP	189,146.77
Manatt, Phelps & Philips, LLP	56,421.48

subtotal	578,461.06

***Itemization of Pre-Petition Unsecured Liabilities
Senior Debt Due 2015	53,429,687.56
Senior Debt Due 2016	53,244,791.61
Senior Debt Due 2017	52,942,708.33

Total	159,617,187.50

****Itemization of Pre-Petition Other Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1,521.21

*****Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Legal Retainer refund - Arnold & Porter	50,000.00
Legal Retainer - Manatt, Phelps & Phillips, LLP	300,000.00
Legal Retainer - Landau, Gottfried & Berger , LLP	199,189.69
Change in SEC Refund	135.53
Bills received and accrued after BK filing (see above)	(1,521.21)
Change in Opening Cash Balance	0.04
Change in New Oak receivable	0.09

Total	816,287.58

XI. QUESTIONNAIRE
	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

	No	Yes

2.      Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

x

3.      State what progress was made during the reporting period toward filing a plan of reorganization: The Debtor has negotiated the terms of a liquidating chapter 11 plan with its principal creditor, Wilmington Trust Company as Trustee for the bulk of its debt. That plan was filed with the Court on October 1, 2010. On November 12, 2010, the Debtor filed its disclosure statement and a motion seeking an order of the Court approving the same and setting plan solicitation and confirmation procedures. A rival plan of reorganization has been filed in the case by Holdco Advisors, L.P. A hearing to approve the disclosure statement in support of that plan is presently set for April 26, 2012.

4.      Describe potential future developments which may have a significant impact on the case: There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, has submitted a proof of claim which, among other things, claims that the FDIC is entitled to some or all of any such tax refund and may have other super priority claims. If the FDIC’s claim is successful, it will reduce or potentially eliminate any assets available for distribution to general unsecured creditors. The Debtor reserves its rights with respect to any such claims by the FDIC. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered duing the reporting period.

None

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Carl W. McKinzie, Chief Executive Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Carl W. McKinzie	Dated: 04/16/2012
Carl W. McKinzie
Chief Executive Officer